UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 9, 2005

ST. JOHN KNITS INTERNATIONAL, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	333-73107	52-2303510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17622 Armstrong Avenue, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(949) 863-1171

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 9, 2005, Bruce Fetter resigned as a director and Chief Operating Officer of St. John Knits International, Incorporated (the “Company”). Mr. Fetter will remain with the Company in a special projects capacity through March 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2005	ST. JOHN KNITS INTERNATIONAL, INCORPORATED (Registrant)

	By:	/s/ Roger G. Ruppert
Roger G. Ruppert
Executive Vice President, Finance and Chief Financial Officer

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